UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 17, 2007 (Date of earliest event reported)

MFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30 Ossipee Road
Newton, MA  02464-9101
(Address of principal executive offices)

Telephone: (617) 969-5452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)

☐            Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Item 5.02 in the Current Report on Form 8-K filed by MFIC Corporation (the “Company”) on September 20, 2007 (the “Prior 8-K”) is incorporated by reference into this Item 5.02.

Item 8.01               Other Events.

Reference is made to Item 8.01 in the Prior 8-K, in which the Company reported that Irwin J. Gruverman had informed the Company that he intends to resign as Chairman Emeritus of the Company and that it had entered into a Resignation Agreement and an Affirmation and Release Agreement with Mr. Gruverman (referred to in this report as the “Resignation Agreement” and the “Affirmation and Release Agreement”, respectively), subject to Mr. Gruverman’s right to revoke such action and agreements until the close of business on September 24, 2007.  Mr. Gruverman did not exercise his right of revocation.  As a result, the actions and agreements described in the Prior 8-K are effective as of September 17, 2007.  In addition, the Executive Employment Agreement dated April 6, 2007 between the Company and Mr. Gruverman is deemed terminated as of September 17, 2007 and Mr. Gruverman is deemed to hold no office, position or title with the Company as of September 17, 2007.

The description of Item 8.01 in the Prior 8-K provided above is qualified in its entirety by reference to the full text of such Item 8.01 and the exhibits incorporated therein and such text and exhibits are incorporated by reference into this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)                                 The following documents were filed as exhibits to the Prior 8-K and are incorporated by reference into this Item 9.01.

Exhibit Number	Description
10.1	Resignation letter dated September 17, 2007 from Irwin J. Gruverman to MFIC Corporation

10.2	Resignation Agreement dated September 17, 2007 between Irwin J. Gruverman and MFIC Corporation

10.3	Affirmation and Release Agreement dated September 17, 2007 between Irwin J. Gruverman and MFIC Corporation

99.1	Press Release dated September 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2007	MFIC CORPORATION

	By:	/s/ Robert P. Bruno
	Name:	Robert P. Bruno
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Resignation letter dated September 17, 2007 from Irwin J. Gruverman to MFIC Corporation

10.2*	Resignation Agreement dated September 17, 2007 between Irwin J. Gruverman and MFIC Corporation

10.3*	Affirmation and Release Agreement dated September 17, 2007 between Irwin J. Gruverman and MFIC Corporation

99.1*	Press Release dated September 20, 2007

*                    Incorporated by reference to an exhibit filed with the Company’s Current Report on Form 8-K on September 20, 2007.